SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) FEBRUARY 9, 2005
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                             THOMAS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                   1-5426                                   61-0505332
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         (Commission File Number)              (IRS Employer Identification No.)

      4360 BROWNSBORO ROAD, SUITE 300
            LOUISVILLE, KENTUCKY                             40207
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 (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code 502/893-4600
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                                       N/A
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          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 9, 2005, Thomas Industries Inc. issued a press release announcing fourth quarter results. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                       99.1         Earnings Press Release issued February 9,
                                    2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THOMAS INDUSTRIES INC.
                                       (Registrant)

                                       By:    /s/ Phillip J. Stuecker
                                          --------------------------------------
                                          Phillip J. Stuecker, Vice President of
                                          Finance, Chief Financial Officer, and
                                          Secretary

Dated:  February 9, 2005